Exhibit 10.22

ZORAN CORPORATION

AMENDMENT OF STOCK OPTION AGREEMENTS

Zoran Corporation, a Delaware corporation (the “Company”), hereby amends, effective as of July 17, 2002, pursuant to resolutions of the Board of Directors of the Company adopted on such date, each of the options to purchase shares of the Company’s common stock granted to Levy Gerzberg (the “Optionee”) pursuant to the Company’s 1993 Stock Option Plan which are identified on the schedule attached hereto as Exhibit A and evidenced by a stock option agreement entered into between the Company and the Optionee (each, an “Option Agreement”).

1.             Effect of Retirement from the Board. Section 3(b)(ii) of each Option Agreement  is amended to read as follows:

3.             Vesting and Exercise of Option.

(b)           Right to Exercise.

(ii)           Except as provided by the following sentence, in the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option shall be governed by Sections 9(c), (d) and (e) of the Plan. In the event of the Optionee’s Retirement (as defined below) from the Board, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Continuous Service terminated, may be exercised at any time thereafter until the earlier of (A) the expiration of the Option term set forth in paragraph 7 below or (B) the Optionee’s acceptance of a senior executive management-level position with another entity. For the purposes of this Agreement, “Retirement” means the termination of the Optionee’s Continuous Service as a result of either of the following, provided that the Optionee has served continuously on the Board for at least two (2) years: (1) the Optionee’s resignation from the Board or (2) the expiration of the Optionee’s term as a director of the Company after the Optionee has declined to stand for reelection.

2.              Continuation of Other Terms. Except as set forth herein, all other terms and conditions of the Option Agreement shall remain in full force and effect.

This Amendment is executed by a duly authorized officer on behalf of the Company as of the date first set forth above.

ZORAN CORPORATION

By:	/s/ Karl Schneider

Title:	KARL SCHNEIDER
Chief Financial Officer

EXHIBIT A

OPTIONS AMENDED

Option Number	Grant Date	Type	Number of Shares	Exercise Price
001223	8/4/99	ISO	82,500	$13.5833
001852	7/28/00	ISO	135,000	$27.3333
002307	2/07/01	ISO	75,000	$10.3333
002380	9/19/01	ISO	75,000	$11.5200

ZORAN CORPORATION

AMENDMENT OF STOCK OPTION AGREEMENTS

Zoran Corporation, a Delaware corporation (“Company”), and Levy Gerzberg (“Optionee”), are parties to stock option agreements under the 1993 Stock Option (“1993 Plan”) and the 2005 Equity Incentive Plan (“2005 Plan”) (each, an “Option Agreement”) governing the options to purchase Company common stock identified on the Exhibit A attached hereto.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Optionee hereby agree as follows:

1.             Section 3(b)(ii) of each Option Agreement under the 1993 Plan is hereby amended to read in its entirety as follows:

(ii)           Except as provided by the following sentence, in the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option shall be governed by Sections 9(c), (d) and (e) of the Plan.  In the event of the Optionee’s Retirement (as defined below) from the Board, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Continuous Service terminated, may be exercised at any time thereafter until the earlier of (A) the expiration of the Option term set forth in paragraph 7 below or (B) the Optionee’s acceptance of a senior executive management-level position with another entity.  For the purposes of this Agreement, “Retirement” means the termination of the Optionee’s Continuous Service as a result of either of the following, provided that the Optionee has served continuously on the Board for at least two (2) years: (1) the Optionee’s resignation from the Board or (2) the expiration of the Optionee’s term as a director of the Company after the Optionee has declined to stand for reelection.

3.             Section 7.1(c) of each Option Agreement under the 2005 Plan is hereby amended to read in its entirety as follows:

(c)           Other Termination of Service.  In the event of the Participant’s Retirement (as defined below) from the Board of Directors of the Company (the “Board”), the Option, to the extent unexercised and exercisable on the date on which the Optionee’s continuous Service terminated, may be exercised at any time thereafter until the earlier of (i) the expiration of the Option term set forth in the Grant Notice or (ii) the Participant’s acceptance of a senior executive management-level position with another entity.  For the purposes of this Agreement, “Retirement” means the termination of the Participant’s continuous Service as a result of either of the following, provided that the Participant has served continuously on the Board for at least two (2) years: (i) the Participant’s resignation from the Board or (ii) the expiration of the Participant’s term as a director of the Company after the Participant has declined to stand for reelection.

2.             Except as specifically set forth herein, all other terms and conditions of each Option Agreement shall remain in full force and effect.

Date: February 11, 2008

OPTIONEE:

Levy Gerzberg

COMPANY: ZORAN CORPORATION

By:

Title:

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EXHIBIT A

1993 PLAN OPTION AGREEMENTS

Option Number	Grant Date	Number of Shares	Exercise Price
003082	7/15/03	304,679	$24.7800
003086	7/15/03	304,679	$24.7800
005217	12/29/06	178,125	$14.6900

2005 PLAN OPTION AGREEMENTS

Option Number	Grant Date	Number of Shares	Exercise Price
004696	8/19/05	180,000	$13.5900
005581	4/26/07	20,220	$19.7800
005582	4/26/07	79,780	$19.7800

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